EXHIBIT 99.1


                                  CERTIFICATION

           The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 12, 2002                                 /s/ Bernard P. Aldrich
       -----------------                                 -----------------------
                                                         President, Chief
                                                         Executive Officer and
                                                         Chief Financial Officer




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